MONY Life Insurance Company of America

Supplement Dated December 19, 2018 to the current prospectuses for:

•	Incentive Life Legacy®
•	Incentive Life Legacy® II
•	IncentiveLife Legacy® III
•	IncentiveLife Optimizer® III

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

This Supplement updates the “Long-Term Care ServicesSM Rider” section of your Prospectus by replacing the “Elimination Period” subsection in its entirety with the following:

•     Elimination period. The Long-Term Care ServicesSM Rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Except as described below, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of care in a qualified long-term care facility or qualified days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the month in which such services are first provided. If the elimination period is not satisfied within this time period, you must submit a new claim for benefits under this rider. This means that a new elimination period of 90 days must be satisfied within a new 24-month period. The elimination period must be satisfied only once while this rider is in effect.

Furthermore, and solely at our discretion, we may deem the elimination period to be satisfied if the insured person provides proof of care from a U.S. licensed health care provider for at least 60 service days (approximately 5 days a week) within a consecutive period of 90 days starting on the first day on which such services are first provided.

You can request retroactive payment of benefits for the elimination period if a U.S. licensed health care practitioner provides written certification that the insured person is chronically ill and is expected to require qualified long-term care services for the remainder of the insured person’s life, once the elimination period and all other eligibility requirements have been satisfied. The amount of any such retroactive payment will be deducted from the maximum total benefit.

MONY Life Insurance Company of America

525 Washington Boulevard

Jersey City, NJ 07310

Copyright 2018 MONY Life Insurance Company of America. All rights reserved.

EVM-04 (12.18)	#668435
NB/IF	Catalog #158926 (12.18)